FOR IMMEDIATE RELEASE

U.S. Premium Beef and National Beef Disappointed by Department of Justice Lawsuit

KANSAS CITY,  Missouri,  October 20,  2008--U.S.  Premium  Beef,  LLC (USPB) and
National Beef Packing  Company,  LLC (National  Beef) today  confirmed  that the
United States  Department of Justice (DOJ) filed a civil  antitrust  suit in the
U.S.  District Court for the Northern  District of Illinois to enjoin JBS S.A.'s proposed acquisition of National Beef.

"We are  disappointed  that the DOJ does not recognize that this  transaction is pro  competitive  and we plan to  vigorously  contest the DOJ's attempt to block it," said Steve Hunt, Chief Executive Officer of USPB

John R. Miller,  CEO of National Beef, added that, "this  transaction will bring tremendous  value to our customers and other  stakeholders  through cost savings and  other  efficiencies  as  well  as  increase  the  depth  and  reach  of our industry-leading programs that deliver better value to both cattle producers and beef consumers.  We will not allow our  disappointment  with the DOJ's action to distract us from our continued focus on serving the needs of our customers."

On March 4, 2008 USPB and National Beef  announced an agreement  under which JBS
S.A. will acquire all of the outstanding  membership  interests of National Beef for US$560 million plus the assumption of all of National  Beef's debt and other
liabilities  at  closing.  As  previously   announced,   USBP  producer  members
overwhelmingly voted to approve the transaction on March 14, 2008.  Consummation of the transaction remains subject to resolving this matter with the DOJ.

U.S.  Premium Beef, LLC is the majority owner of National Beef Packing  Company,
LLC, a leading U.S. beef  processor.  More than 2,100  producers  from 36 states have marketed cattle on USPB's  quality-based  grids.  These high quality cattle are the foundation of National Beef's value-added product lines and have enabled
it  to  be  a  leader  in  branded  product   programs  for  both  domestic  and
international   markets.   More   information   about  USPB  is   available   at
www.uspremiumbeef.com.

National Beef Packing Company,  LLC, based in Kansas City, MO, has operations in
Liberal  and  Dodge  City,   Kansas;   Brawley,   California;   Hummels   Wharf,
Pennsylvania; Moultrie, Georgia and Kansas City, Kansas. National Beef processes and markets fresh beef,  case-ready  beef and beef  by-products for domestic and international  markets.  More  information  about  National Beef is available at
www.nationalbeef.com.

     Safe Harbor Forward Looking Statement: USPB and National Beef are including the following  cautionary  statement in this news release to make applicable and to take  advantage  of the safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995 for any forward-looking  statements made by, or on their behalf.  Forward-looking  statements include statements regarding the sale of  National  Beef to JBS S.A.  and are based on the  current  expectations  and assumptions  of USPB and National  Beef,  which are subject to a number of risks and  uncertainties  that could cause the actual  outcomes  and results to differ materially from those contemplated by these forward-looking  statements. Some of these risks and uncertainties  were discussed in the Proxy Statement  previously mailed to USPB's  members as well as recently  filed Annual Reports on Form 10-K and Quarterly  Reports on Form 10-Q by these companies.  In light of these risks and  uncertainties,  there  can be no  assurance  that the  results  and  events contemplated by the forward-looking  information  contained in this release will in fact  transpire.  We do not undertake any  obligation to update or revise any forward-looking  statements.  All  subsequent  written  or oral  forward-looking statements  attributable  to us or persons  acting on our  behalf are  expressly qualified in their entirety by these factors.

                                     --30--

USPB contact:                                         National Beef contact:
Bill Miller                                           Simon P. McGee
Director of Communications                            Vice President,
816-713-8800                                          Corporate Strategy & Acquisitions
bjmiller@uspb.com                                     816-713-8618
                                                      spmcgee@nationalbeef.com